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                              AMENDED AND RESTATED

                                 TRUST AGREEMENT

                                 by and between

                          DEALER AUTO RECEIVABLES CORP.
                                  as Depositor,

                                       and

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION

                                as Owner Trustee

                           Dated as of August 24, 2000

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                                TABLE OF CONTENTS

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                                                                                                               PAGE

ARTICLE ONE              DEFINITIONS..............................................................................1
         SECTION 1.01.     CAPITALIZED TERMS......................................................................1
         SECTION 1.02.     OTHER DEFINITIONAL PROVISIONS..........................................................4
         SECTION 1.03.     USAGE OF TERMS.........................................................................4
         SECTION 1.04.     SECTION REFERENCES.....................................................................4
         SECTION 1.05.     ACCOUNTING TERMS.......................................................................4
ARTICLE TWO              ORGANIZATION.............................................................................5
         SECTION 2.01.     NAME...................................................................................5
         SECTION 2.02.     OFFICE.................................................................................5
         SECTION 2.03.     PURPOSES AND POWERS....................................................................5
         SECTION 2.04.     APPOINTMENT OF OWNER TRUSTEE...........................................................6
         SECTION 2.05.     INITIAL CAPITAL CONTRIBUTION OF OWNER TRUST ESTATE.....................................6
         SECTION 2.06.     DECLARATION OF TRUST...................................................................6
         SECTION 2.07.     LIABILITY OF DEPOSITOR.................................................................6
         SECTION 2.08.     TITLE TO TRUST PROPERTY................................................................6
         SECTION 2.09.     SITUS OF TRUST.........................................................................7
         SECTION 2.10.     REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR........................................7
         SECTION 2.11.     FEDERAL INCOME TAX ALLOCATIONS.........................................................8
ARTICLE THREE            TRUST CERTIFICATES AND TRANSFER OF INTERESTS............................................10
         SECTION 3.01.     INITIAL OWNERSHIP.....................................................................10
         SECTION 3.02.     THE TRUST CERTIFICATES................................................................10
         SECTION 3.03.     AUTHENTICATION AND DELIVERY OF TRUST CERTIFICATES.....................................11
         SECTION 3.04.     REGISTRATION OF TRANSFER AND EXCHANGE OF TRUST CERTIFICATES...........................11
         SECTION 3.05.     MUTILATED, DESTROYED, LOST OR STOLEN TRUST CERTIFICATES...............................12
         SECTION 3.06.     PERSONS DEEMED HOLDERS................................................................12
         SECTION 3.07.     ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES.............................12
         SECTION 3.08.     MAINTENANCE OF OFFICE OR AGENCY.......................................................13
         SECTION 3.09.     TEMPORARY TRUST CERTIFICATES..........................................................13
         SECTION 3.10.     APPOINTMENT OF PAYING AGENT...........................................................13
         SECTION 3.11.     BOOK-ENTRY CERTIFICATES...............................................................14
         SECTION 3.12.     NOTICES TO CLEARING AGENCY............................................................15
         SECTION 3.13.     DEFINITIVE TRUST CERTIFICATES.........................................................15
ARTICLE FOUR             ACTIONS BY OWNER TRUSTEE................................................................16
         SECTION 4.01.     PRIOR NOTICE TO CERTIFICATEHOLDERS WITH RESPECT TO CERTAIN MATTERS....................16
         SECTION 4.02.     ACTION BY CERTIFICATEHOLDERS WITH RESPECT TO CERTAIN MATTERS..........................17
         SECTION 4.03.     ACTION BY CERTIFICATEHOLDERS WITH RESPECT TO BANKRUPTCY...............................17
         SECTION 4.04.     RESTRICTIONS ON HOLDERS' POWER........................................................17
         SECTION 4.05.     MAJORITY CONTROL......................................................................17
ARTICLE FIVE             APPLICATION OF TRUST FUNDS; CERTAIN DUTIES..............................................18
         SECTION 5.01.     ESTABLISHMENT OF TRUST ACCOUNT........................................................18
         SECTION 5.02.     APPLICATION OF TRUST FUNDS............................................................18
         SECTION 5.03.     METHOD OF PAYMENT.....................................................................19
         SECTION 5.04.     NO SEGREGATION OF MONEYS; NO INTEREST.................................................19
         SECTION 5.05.     ACCOUNTING AND REPORTS TO THE CERTIFICATEHOLDERS, HOLDERS, THE INTERNAL REVENUE
                           SERVICE AND OTHERS....................................................................19
         SECTION 5.06.     SIGNATURE ON RETURNS; TAX MATTERS PARTNER.............................................19
ARTICLE SIX              AUTHORITY AND DUTIES OF OWNER TRUSTEE...................................................20
         SECTION 6.01.     GENERAL AUTHORITY.....................................................................20


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         SECTION 6.02.     GENERAL DUTIES........................................................................20
         SECTION 6.03.     ACTION UPON INSTRUCTION...............................................................20
         SECTION 6.04.     NO DUTIES EXCEPT AS SPECIFIED IN THIS AGREEMENT OR IN INSTRUCTIONS....................21
         SECTION 6.05.     NO ACTION EXCEPT UNDER SPECIFIED DOCUMENTS OR INSTRUCTIONS............................22
         SECTION 6.06.     RESTRICTIONS..........................................................................22
         SECTION 6.07.     BANKRUPTCY LIMITATIONS................................................................22
ARTICLE SEVEN            CONCERNING THE OWNER TRUSTEE............................................................22
         SECTION 7.01.     ACCEPTANCE OF TRUSTS AND DUTIES.......................................................22
         SECTION 7.02.     FURNISHING OF DOCUMENTS...............................................................24
         SECTION 7.03.     REPRESENTATIONS AND WARRANTIES........................................................24
         SECTION 7.04.     RELIANCE; ADVICE OF COUNSEL...........................................................25
         SECTION 7.05.     NOT ACTING IN INDIVIDUAL CAPACITY.....................................................25
         SECTION 7.06.     OWNER TRUSTEE NOT LIABLE FOR TRUST CERTIFICATES, NOTES OR CONTRACTS...................25
         SECTION 7.07.     OWNER TRUSTEE MAY OWN TRUST CERTIFICATES AND NOTES....................................26
ARTICLE EIGHT            COMPENSATION OF OWNER TRUSTEE...........................................................26
         SECTION 8.01.     OWNER TRUSTEE'S FEES AND EXPENSES.....................................................26
         SECTION 8.02.     INDEMNIFICATION.......................................................................26
         SECTION 8.03.     PAYMENTS TO THE OWNER TRUSTEE.........................................................27
ARTICLE NINE             TERMINATION OF TRUST AGREEMENT..........................................................27
         SECTION 9.01.     TERMINATION OF TRUST AGREEMENT........................................................27
ARTICLE TEN              SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES..................................28
         SECTION 10.01.    ELIGIBILITY REQUIREMENTS FOR OWNER TRUSTEE............................................28
         SECTION 10.02.    RESIGNATION OR REMOVAL OF OWNER TRUSTEE...............................................28
         SECTION 10.03.    SUCCESSOR OWNER TRUSTEE...............................................................29
         SECTION 10.04.    MERGER OR CONSOLIDATION OF OWNER TRUSTEE..............................................29
         SECTION 10.05.    APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.........................................30
ARTICLE ELEVEN           MISCELLANEOUS...........................................................................31
         SECTION 11.01.    SUPPLEMENTS AND AMENDMENTS............................................................31
         SECTION 11.02.    NO LEGAL TITLE TO TRUST ESTATE IN HOLDERS.............................................32
         SECTION 11.03.    LIMITATIONS ON RIGHTS OF OTHERS.......................................................33
         SECTION 11.04.    NOTICES...............................................................................33
         SECTION 11.05.    SEVERABILITY OF PROVISIONS............................................................34
         SECTION 11.06.    COUNTERPARTS..........................................................................34
         SECTION 11.07.    SUCCESSORS AND ASSIGNS................................................................34
         SECTION 11.08.    NO PETITION...........................................................................35
         SECTION 11.09.    NO RECOURSE...........................................................................35
         SECTION 11.10.    HEADINGS..............................................................................35
         SECTION 11.11.    GOVERNING LAW.........................................................................35
         SECTION 11.12.    TRUST CERTIFICATE TRANSFER RESTRICTIONS...............................................35
         SECTION 11.13.    DISCLAIMER AND SUBORDINATION..........................................................36


                                                     EXHIBITS

Exhibit A  -  Form of Certificate of Trust......................................................................A-1
Exhibit B  -  Form of Trust Certificate.........................................................................B-1
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         This Trust Agreement (the "AGREEMENT") dated as of August 24, 2000, is by and between DEALER AUTO RECEIVABLES CORP., a Delaware corporation, as
Depositor (the "DEPOSITOR"), and CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
a Delaware banking corporation, as owner trustee (the "OWNER TRUSTEE").

         WHEREAS, in connection herewith, the Depositor is willing to assume certain obligations pursuant hereto;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

         SECTION 1.01. CAPITALIZED TERMS. Except as otherwise provided in this Agreement, whenever used in this Agreement the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "ADMINISTRATION AGREEMENT" means the administration agreement, dated as of the date hereof, among the Trust, the Depositor, the Indenture Trustee and Premier Auto Finance, Inc., as administrator.

         "AGREEMENT" means this Trust Agreement, as the same may be amended and supplemented from time to time.

         "APPLICANT" shall have the meaning set forth in SECTION 3.07.

         "BENEFIT PLAN" means (i) an employee benefit plan (as such term is defined in SECTION 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in SECTION 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

         "BOOK-ENTRY TRUST CERTIFICATE" means a beneficial interest in the Trust Certificates, the ownership of which shall be evidenced by, and transfers of which shall be made through book entries by a Clearing Agency as described in
SECTION 3.11.

         "BUSINESS TRUST STATUTE" means Chapter 38 of Title 12 of the Delaware Code, 12 DEL. CODE Section 3801 ET SEQ., as the same may be amended from time to time.

         "CERTIFICATE DEPOSITORY AGREEMENT" means the agreement dated as of the Closing Date, by and among the Trust, the Owner Trustee, the Administrator and DTC, as the initial Clearing Agency, substituting, in the form attached hereto as EXHIBIT A, relating to the Trust Certificates, as the same may be amended and supplemented from time to time.


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         "CERTIFICATE DISTRIBUTION ACCOUNT" means the account established and maintained as such pursuant to SECTION 5.01.

         "CERTIFICATE OF TRUST" means the Certificate of Trust filed for the Trust pursuant to SECTION 3810(a) of the Business Trust Statute, substantially in the form of EXHIBIT A hereto.

         "CERTIFICATE REGISTER" and "CERTIFICATE REGISTRAR" mean the register maintained and the registrar (or any successor thereto) appointed pursuant to
SECTION 3.04(a).

         "CERTIFICATEHOLDER" or "HOLDER" means with respect to Definitive Trust Certificates the Person in whose name a Trust Certificate is registered in the Certificate Register and with respect to a Book-Entry Trust Certificate, the Person who is the owner of such Book-Entry Trust Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in either case, in accordance with the rules of such Clearing Agency), except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, the interest evidenced by any Trust Certificate registered in the name of the Depositor, Premier Auto Finance, Inc. or any of their respective Affiliates shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand in respect of the Trust Certificates shall have been obtained.

         "CLEARING AGENCY" means an organization registered as a "Clearing Agency" pursuant to SECTION 17A of the Exchange Act.

         "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "CLOSING DATE" means on or about August 24, 2000.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "DEFINITIVE TRUST CERTIFICATES" shall have the meaning set forth in
SECTION 3.11.

         "DEPOSITOR" means Dealer Auto Receivables Corp. in its capacity as Depositor hereunder, and its successors.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXPENSES" shall have the meaning assigned to such term in SECTION
8.02.

         "INDEMNIFIED PARTIES" shall have the meaning assigned to such term in
SECTION 8.02.


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         "INDENTURE" means the Indenture dated as of the date hereof between the
Trust and The Bank of New York, as Indenture Trustee.

         "INITIAL CERTIFICATE BALANCE" means $13,175,591.56.

         "NOTE DEPOSITORY AGREEMENT" means the Agreement dated as of the Closing Date among the Trust, the Indenture Trustee, the Administrator and DTC, as the initial Clearing Agency, relating to the Notes, as the same may be amended and supplemented from time to time.

         "NOTEHOLDER" means the Person in whose name such Note is registered in the Note Register.

         "NOTES" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes, in each case issued pursuant to the Indenture.

          "OWNER TRUSTEE" means Chase Manhattan Bank USA, National Association a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

         "OWNER TRUSTEE CORPORATE TRUST OFFICE" means the office of the Owner Trustee at which its corporate trust business shall be administered, which initially shall be 1201 Market Street, Wilmington, Delaware 19801, or such other office at such other address as the Owner Trustee may designate from time to time by notice to the Certificateholders, the Servicer, the Depositor and Premier Auto Finance, Inc.

         "PAYING AGENT" means any paying agent or co-paying agent appointed pursuant to SECTION 3.10.

         "PERSON" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof) unincorporated organization or government or any agency or political subdivision thereof.

         "RECORD DATE" means, with respect to any Distribution Date, the last Business Day of the preceding calendar month.

         "SALE AND SERVICING AGREEMENT" means the sale and servicing agreement, dated as of the date hereof, among the Trust, as Issuer, the Depositor, Premier Auto Finance, Inc., as servicer, and The Bank of New York, as Indenture Trustee as the same may be amended or supplemented from time to time.

         "SECRETARY OF STATE" means the Secretary of State of the State of Delaware.

         "TAX MATTERS PARTNER" shall have the meaning provided in SECTION
5.06(b).


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         "TREASURY REGULATIONS" means regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         "TRUST" means the trust established by this Agreement.

         "TRUST CERTIFICATES" means the trust certificates evidencing the beneficial equity interest of a Holder in the Trust, substantially in the form of EXHIBIT B hereto.

         "TRUST ESTATE" means all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to Article Two of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account and all other property of the Trust from time to time, including any rights of the Trust pursuant to the Sale and Servicing Agreement and the Administration Agreement.

         "UNDERWRITERS" means Chase Securities Inc, Aon Capital Markets, Morgan Stanley Dean Witter and Salomon Smith Barney.

         SECTION 1.02. OTHER DEFINITIONAL PROVISIONS. Capitalized terms used that are not otherwise defined herein shall have the meanings ascribed thereto in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

         SECTION 1.03. USAGE OF TERMS. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "WRITING" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "INCLUDING" means "INCLUDING WITHOUT LIMITATION".

         SECTION 1.04. SECTION REFERENCES. All section references, unless otherwise indicated, shall be to Sections in this Agreement.

         SECTION 1.05. ACCOUNTING TERMS. All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.


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                                   ARTICLE TWO

                                  ORGANIZATION

         SECTION 2.01. NAME. The Trust created hereby shall be known as "DEALER AUTO RECEIVABLES OWNER TRUST 2000-1", in which name the Owner Trustee may conduct the activities of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

         SECTION 2.02. OFFICE. The office of the Trust shall be in care of the Owner Trustee at the Owner Trustee Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Holders and the Depositor.

         SECTION 2.03. PURPOSES AND POWERS.

                  (a) The sole purpose of the Trust is to manage the Trust Estate and collect and disburse the periodic income therefrom for the use and benefit of the Holders, and in furtherance of such purpose to engage in the following ministerial activities:

                           (i) to issue the Notes pursuant to the Indenture and the Trust Certificates pursuant to this Agreement and to exchange the Notes and the Trust Certificates for the Trust Estate pursuant to the Sale and Servicing Agreement;

                           (ii) to acquire the Contracts and other property from the Depositor pursuant to the Sale and Servicing Agreement;

                           (iii) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Holders pursuant to the Sale and Servicing Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

                           (iv) to enter into and perform its obligations under the Transaction Documents to which it is to be a party;

                           (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                           (vi) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Holders and the Noteholders.

The Trust shall not engage in any activities other than in connection with the foregoing. Nothing contained herein shall be deemed to authorize the Owner Trustee to engage in any business operations or any activities other than those set forth in the introductory sentence of this Section.


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Specifically, the Owner Trustee shall have no authority to engage in any business operations, or acquire any assets other than those specifically included in the Trust Estate under SECTION 1.01, or otherwise vary the assets held by the Trust. Similarly, the Owner Trustee shall have no discretionary duties other than performing those ministerial acts set forth above necessary to accomplish the purpose of this Trust as set forth in the introductory sentence of this Section.

         SECTION 2.04. APPOINTMENT OF OWNER TRUSTEE. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein, and the Owner Trustee hereby accepts such appointment.

         SECTION 2.05. INITIAL CAPITAL CONTRIBUTION OF OWNER TRUST ESTATE. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Trust, as of the date hereof, the sum of $15,057,931.83. The Owner Trustee, on behalf of the Trust, hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Trust Estate and shall be deposited in the Reserve Account pursuant to SECTION
7.04 of the Sale and Servicing Agreement. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

         SECTION 2.06. DECLARATION OF TRUST. The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the sole purpose of conserving the Trust Estate and collecting and disbursing the periodic income therefrom for the use and benefit of the Holders, subject to the obligations of the Trust under the Transaction Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Contracts and other assets held by the Trust, the partners of the partnership being the Certificateholders (including the Depositor) and the Notes being debt of the partnership. The parties agree that, unless otherwise required by a final determination to the contrary, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership, the partners of the partnership being the Certificateholders (including the Depositor) and the Notes being debt of the partnership, for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute for the sole purpose and to the extent necessary to accomplish the purpose of this Trust as set forth in the introductory sentence of SECTION 2.03.

         SECTION 2.07. LIABILITY OF DEPOSITOR. No Owner, solely by virtue of its being the Holder of a Trust Certificate, shall have any personal liability for any liability or obligation of the Trust.

         SECTION 2.08. TITLE TO TRUST PROPERTY. Legal title to the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction


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

requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         SECTION 2.09. SITUS OF TRUST. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Illinois, the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; PROVIDED, HOWEVER, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware and payments will be made by the Trust only from Delaware. The only office of the Trust will be at the Owner Trustee Corporate Trust Office.

         SECTION 2.10. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR.

         The Depositor hereby represents and warrants to the Owner Trustee that:

                           (i) The Depositor is duly organized and validly existing as a corporation organized and existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business and had at all relevant times, and has, power, authority and legal right to acquire and own the Contracts.

                           (ii) The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.

                           (iii) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust as part of the Trust Estate and has duly authorized such sale and assignment and deposit with the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary corporate action.

                           (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of the properties of the Depositor pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Transaction Documents); nor violate any law or any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

                           (v) There are no proceedings or investigations pending, or to the Depositor's best knowledge threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (A) asserting the invalidity of this Agreement, any of the other Transaction Documents or the Trust Certificates, (B) seeking to prevent the issuance of the Trust Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, any of the other Transaction Documents or the Trust Certificates or (D) involving the Depositor and which might adversely affect the federal income tax or other federal, state or local tax attributes of the Trust Certificates.

         SECTION 2.11. FEDERAL INCOME TAX ALLOCATIONS.

                  (a) Trust items of income, gain, loss and deduction for any month as determined for federal income tax purposes shall be allocated as follows:

                           (i) The Certificateholders, as of the first Record Date following the end of such month, shall be allocated the following items in proportion to their ownership of the principal amount of Trust Certificates on such date: (A) interest equal to the Certificate Interest Distributable Amount for such month, (B) accrued interest on the excess, if any, of the Certificate Interest Distributable Amount for the preceding Distribution Date over the amount in respect of interest that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate from such preceding Distribution Date through the current Distribution Date, (C) the portion of the market discount on the Contracts accrued during such quarter that is allocable to the excess, if any, of the initial aggregate principal amount of the Trust Certificates over their initial aggregate issue price and (D) any other items of income and gain payable to the Certificateholders for such month; such sum to be reduced by any amortization deduction by the Trust of premium on Contracts that corresponds to any excess of the issue price of Trust Certificates over their principal amount; and

                           (ii) to the Depositor to the extent of any remaining items of income, gain, loss and deduction.

If the items of income or gain of the Trust for any calendar quarter are insufficient for the allocations described in SECTION 2.11(a)(i), subsequent items of income or gain shall first be allocated to make up such shortfall before being allocated as provided in SECTION 2.11(a)(ii).

                  (b) To the extent that the Depositor would be allocated cumulative items of loss and deduction in excess of the sum of (A) the cumulative items of income and gain, if any, allocated to the Depositor, PLUS
(B) the cumulative contributions made by the Depositor to the Trust, PLUS (C) the amount of Trust liabilities or claims, if any, for which the Depositor is liable pursuant to SECTION 2.07 or otherwise allocated under Section 752 of the Code, LESS (D) the cumulative distributions made to the Depositor pursuant to
SECTION 5.02, then such excess items of loss and deduction shall instead be allocated among the Certificateholders (other than the Depositor) as of the first Record Date following the end of such quarter in proportion to their ownership of the principal amount of Trust Certificates on such Record Date until the cumulative items of loss and deduction allocated to such Certificateholders equal the sum of (I) the cumulative items of income and gain allocated to such Certificateholders, PLUS (II) the cumulative contributions made by such Certificateholders to the Trust, PLUS (III) the amount of Trust liabilities allocated to such Certificateholders under Section 752 of the Code, LESS (IV) the cumulative distributions made to the Depositor pursuant to SECTION
5.02. Thereafter, any such excess items of loss and deduction shall be allocated among the Depositor and the other Certificateholders in accordance with how such Persons are reasonably expected to bear the economic burden of such items.

                  (c) The provisions of this Agreement relating to the allocations are intended to comply with Treasury Regulation Sections 1.704-1 and 1.704-2. The Depositor and Premier Auto Finance, Inc. are authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the Depositor or to the Certificateholders, or as otherwise to cause such allocations to have substantial economic effect within the meaning of Regulations Section 1.704-1(b)(2) or to be deemed to be in accordance with the interests in the Trust under such Treasury Regulations.

         SECTION 2.12 COVENANTS OF THE DEPOSITOR. The Depositor agrees and covenants that during the term of this Agreement, and to the fullest extent permitted by applicable law, that:

                  (a) in the event that any litigation with claims in excess of $1,000,000 to which the Depositor is a party which shall be reasonably likely to result in a material judgment against the Depositor that the Depositor will not be able to satisfy shall be commenced, during the period beginning immediately following the commencement of such litigation and continuing until such litigation is dismissed or otherwise terminated (and, if such litigation has resulted in a final judgment against the Depositor, such judgment has been satisfied), the Depositor shall not pay any dividend to the Seller, or make any distribution on or in respect of its capital stock to the Seller, or repay the principal amount of any indebtedness of the Depositor held by the Seller, unless
(i) after giving effect to such payment, distribution or repayment, the Depositor's liquid assets shall not be less than the amount of actual damages claimed in such litigation or (ii) the Rating Agencies shall not downgrade the then existing rating on the Certificates with respect to any such payment, distribution or repayment;

                  (b) it shall not, for any reason, institute proceedings for the Trust to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to the bankruptcy of the Trust, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of the property of the Trust or cause or permit the Trust to make any assignment for the benefit of creditors, or admit in writing the inability of the Trust to pay its debts generally as they become due, or declare or effect a moratorium on the debt of the Trust or take any action in furtherance of any such action;

                  (c) it shall not create, incur or suffer to exist any indebtedness or engage in any business, except, in each case, as permitted by its articles of incorporation, by-laws and the Transaction Documents;

                  (d) it shall obtain from each other party to each Transaction Document to which it or the Trust is a party and each other agreement entered into on or after the date hereof to which it or the Trust is a party, an agreement by each such counterparty that prior to the occurrence of the event specified in SECTION 9.01(e) such counterparty shall not institute against, or join any other Person in instituting against, it or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States; and

                  (e) it shall not, for any reason, withdraw or attempt to withdraw from this Agreement.


                                  ARTICLE THREE

                  TRUST CERTIFICATES AND TRANSFER OF INTERESTS

         SECTION 3.01. INITIAL OWNERSHIP. Upon the formation of the Trust by the contribution by the Depositor pursuant to SECTION 2.05 and until the issuance of the Trust Certificates, the Depositor shall be the sole beneficiary of the Trust.

         SECTION 3.02. THE TRUST CERTIFICATES. The Trust Certificates shall be substantially in the form of EXHIBIT B hereto. The Trust Certificates shall be issuable in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Trust Certificates shall be executed by the Owner Trustee on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee and shall be deemed to have been validly issued when so executed. Trust Certificates bearing the manual or facsimile signature of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Owner Trustee shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of such Trust Certificates. All Trust Certificates shall be dated the date of their authentication.

         SECTION 3.03. AUTHENTICATION AND DELIVERY OF TRUST CERTIFICATES. The Owner Trustee shall cause to be authenticated and delivered upon the order of the Depositor, in exchange for the Contracts and the other assets of the Trust, simultaneously with the sale, assignment and transfer to the Trust of the Contracts and such other assets and the constructive delivery to the Trust of the Contract Files and the other assets of the Trust, Trust Certificates duly authenticated by the Owner Trustee, in authorized denominations equaling in the aggregate the Initial Certificate Balance evidencing the entire ownership of the Trust and Notes issued by the Trust and authenticated by the Indenture Trustee in aggregate principal amount of, in the case of (i) Class A-1 Notes, $190,000,000.00, (ii) Class A-2 Notes, $274,000,000.00, (iii) Class A-3 Notes
$168,000,000.00, (iv) Class A-4 Notes $83,251,000.00, and (v) Class B Notes,
$24,470,000.00. No Trust Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Trust Certificate a certificate of authentication substantially in the form set forth in the form of Trust Certificate attached hereto as EXHIBIT B, executed by the Owner Trustee or its authenticating agent, by manual signature, and such certificate upon any Trust Certificate shall be conclusive evidence, and the only evidence, that such Trust Certificate has been duly authenticated and delivered hereunder. Upon issuance, authorization and delivery pursuant to the terms hereof, the Trust Certificates will be entitled to the benefits of this Agreement.

         SECTION 3.04. REGISTRATION OF TRANSFER AND EXCHANGE OF TRUST CERTIFICATES.

                  (a) The Owner Trustee shall cause to be kept at the office or agency to be maintained pursuant to SECTION 3.08 by a certificate registrar (the "CERTIFICATE REGISTRAR"), a register (the "CERTIFICATE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust Certificates as herein provided. The Chase Manhattan Bank is hereby initially appointed Certificate Registrar for the purpose of registering Trust Certificates and transfers and exchanges of Trust Certificates as herein provided. In the event that, subsequent to the Closing Date, The Chase Manhattan Bank notifies the Administrator that it is unable to act as Certificate Registrar, the Administrator shall appoint another bank or trust company, having an office or agency located in the City of Chicago, Illinois, agreeing to act in accordance with the provisions of this Agreement applicable to it, and otherwise acceptable to the Owner Trustee, to act as successor Certificate Registrar hereunder.

                  (b) Upon surrender for registration of transfer of any Trust Certificate at the Owner Trustee Corporate Trust Office, the Owner Trustee shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like aggregate principal amount.

                  (c) At the option of a Certificateholder, Trust Certificates may be exchanged for other Trust Certificates in authorized denominations of a like aggregate principal amount, upon surrender of the Trust Certificates to be exchanged at any such office or agency. Whenever any Trust Certificates are so surrendered for exchange, the Owner Trustee on behalf of the Trust shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver) the Trust Certificates that the Certificateholder making the exchange is entitled to receive. Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

                  (d) No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

                  (e) All Trust Certificates surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed by the Owner Trustee.

         SECTION 3.05. MUTILATED, DESTROYED, LOST OR STOLEN TRUST CERTIFICATES. If (i) any mutilated Trust Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate, and (ii) there is delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice that such Trust Certificate has been acquired by a protected purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee or its authenticating agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and fractional undivided interest. In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Any duplicate Trust Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

         SECTION 3.06. PERSONS DEEMED HOLDERS. Prior to due presentation of a Trust Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name any Trust Certificate is registered as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to SECTION 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, any Paying Agent or any of their respective agents shall be bound by any notice of the contrary.

         SECTION 3.07. ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES. The Certificate Registrar shall furnish or cause to be furnished to the Servicer and the Depositor, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Servicer or the Depositor, a list, in such form as the Servicer or the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date.

If three or more Certificateholders, or one or more Certificateholders of Trust Certificates evidencing not less than 25% of the percentage interests of the Trust Certificates (hereinafter referred to as "APPLICANTS"), apply in writing to the Owner Trustee, and such application states that the Applicants desire to communicate with other Certificateholders with respect to their rights hereunder or under the Trust Certificates and such application is accompanied by a copy of the communication that such Applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access, during normal business hours, to the current list of Certificateholders. Every Certificateholder, by receiving and holding a Trust Certificate, agrees with the Servicer, the Depositor and the Owner Trustee that none of the Servicer, the Depositor or the Owner Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

         SECTION 3.08. MAINTENANCE OF OFFICE OR AGENCY. The Owner Trustee shall maintain in New York, New York, an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Trust Certificates and this Agreement may be served. The Owner Trustee hereby designates The Chase Manhattan Bank's office located at 450 West 33rd Street, New York, New York 10001 as its office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor, the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         SECTION 3.09. TEMPORARY TRUST CERTIFICATES. Pending the preparation of Definitive Trust Certificates, the Owner Trustee, on behalf of the Trust, may execute, authenticate and deliver, temporary Trust Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Trust Certificates in lieu of which they are issued. If temporary Trust Certificates are issued, the Depositor will cause definitive Trust Certificates to be prepared without unreasonable delay. After the preparation of definitive Trust Certificates, the temporary Trust Certificates shall be exchangeable for definitive Trust Certificates upon surrender of the temporary Trust Certificates at the office or agency to be maintained as provided in SECTION 3.08, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Trust Certificates, the Owner Trustee shall execute and authenticate and deliver in exchange therefor a like principal amount of definitive Trust Certificates in authorized denominations. Until so exchanged, the temporary Trust Certificates shall in all respects be entitled to the same benefits hereunder as definitive Trust Certificates.

         SECTION 3.10. APPOINTMENT OF PAYING AGENT. The Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to SECTION 5.02(a) and shall report the amounts of such distributions to the Owner Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent initially shall be The Bank of New York, and any co-paying agent chosen by the Paying Agent that is acceptable to the Owner Trustee. Each Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Owner Trustee. In the event that The Bank of New York shall no longer be the Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of SECTIONS 7.01, 7.03, 7.04 and 8.01 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         SECTION 3.11. BOOK-ENTRY CERTIFICATES. The Trust Certificates upon original issuance will be issued in the form of one or more typewritten certificates representing the Book-Entry Trust Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. The certificate or certificates delivered to DTC evidencing such Trust Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Certificateholder (other than the Company) will receive a definitive certificate representing such Certificateholders' interest in the Trust Certificates, except as provided in
SECTION 3.13. Unless and until definitive, fully registered Trust Certificates (the "DEFINITIVE TRUST CERTIFICATES") have been issued to Certificateholders pursuant to SECTION 3.13:

                           (i) the provisions of this Section shall be in full force and effect;

                           (ii) the Depositor, the Servicer, the Certificate Registrar and the Owner Trustee, subject to the provisions and limitations of SECTIONS 2.03 and 2.06, may deal with the Clearing Agency for all purposes (including the making of distributions on the Trust Certificates) as the authorized representative of the Certificateholders;

                           (iii) to the extent that the provisions of this section conflict with any other provisions of this agreement, the provisions of this Section shall control;

                           (iv) the rights of Certificateholder shall be exercised only through the Clearing Agency (or through procedures established by the Clearing agency) and shall be limited to those established by law and agreements between the Holder and the Clearing

         Agency and/or the Clearing Agency Participants; pursuant to the Certificate Depository Agreement, unless and until Definitive Trust Certificates are issued pursuant to SECTION 3.13, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Trust Certificates to such Clearing Agency Participants; and

                           (v) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Certificateholders evidencing a specified percentage of the percentage interests thereof, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificateholders and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in Trust Certificates and has delivered such instructions to the Owner Trustee.

         SECTION 3.12. NOTICES TO CLEARING AGENCY. Whenever notice or other communication to the Certificateholders is required hereunder, unless and until Definitive Trust Certificates shall have been issued to Certificateholders pursuant to SECTION 3.13, the Owner Trustee shall give all such notices and communications specified herein to be given to Certificateholders to the Clearing Agency.

         SECTION 3.13. DEFINITIVE TRUST CERTIFICATES. If (i)(A) the Administrator advises the Owner Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities as described in the Certificate Depository Agreement and (B) the Owner Trustee or the Administrator is unable to locate a qualified successor, (ii) the Administrator, at its option, advises the Owner Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, or (iii) after the occurrence of an Event of Default or a Servicer Default, Certificateholders representing beneficial interests aggregating more than 50% of the Certificate Balance advise the Owner Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificateholders, then the Clearing Agency shall notify all Certificateholders and the Owner Trustee of the occurrence of any such event and of the availability of Definitive Trust Certificates to Certificateholders requesting the same. Upon surrender to the Owner Trustee by the Clearing Agency of the certificates evidencing the Book-Entry Trust Certificates, accompanied by registration instructions from the Clearing Agency for registration, the Owner Trustee shall issue the Definitive Trust Certificates and deliver such Definitive Trust Certificates in accordance with the instructions of the Clearing Agency. Neither the Depositor, the Certificate Registrar nor the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Trust Certificates, the Owner Trustee shall recognize the Certificateholders of the Definitive Trust Certificates as Certificateholders hereunder. The Owner Trustee shall not be liable if the Owner Trustee or the Administrator is unable to locate a qualified successor Clearing Agency. The Definitive Trust Certificates shall be printed, lithographed or engraved or may be produced in any manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.

                                  ARTICLE FOUR

                            ACTIONS BY OWNER TRUSTEE

         SECTION 4.01. PRIOR NOTICE TO CERTIFICATEHOLDERS WITH RESPECT TO CERTAIN MATTERS. Subject to the provisions and limitations of SECTION 4.04, with respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

                  (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Contracts) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Contracts);

                  (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

                  (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

                  (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially and adversely affects the interest of the Certificateholders;

                  (e) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially and adversely affect the interests of the Certificateholders; or

                  (f) the amendment, change or modification of the Sale and Servicing Agreement, except any amendment where the consent of any Certificateholder is not required under the terms of the Sale and Servicing Agreement; or

                  (g) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent, Indenture Trustee or Certificate Registrar of its obligations under the Indenture or the Agreement, as applicable.

                  The Owner Trustee shall provide notice of any such action taken pursuant to this SECTION 4.01 to each Rating Agency.


         SECTION 4.02. ACTION BY CERTIFICATEHOLDERS WITH RESPECT TO CERTAIN MATTERS. Subject to the provisions and limitations of SECTION 4.04, the Owner Trustee shall not have the power, except upon the direction of Certificateholders of more than 50% of the Certificate Balance, to (a) remove the Administrator pursuant to SECTION 8 of the Administration Agreement, (b) appoint a successor Administrator pursuant to SECTION 8 of the Administration Agreement, (c) remove the Servicer pursuant to SECTION 8.03 of the Sale and Servicing Agreement, (d) except as expressly provided in the Transaction Documents, sell the Contracts after the termination of the Indenture, (e) initiate any claim, suit or proceeding by the Trust or compromise any claim, suit or proceeding brought by or against the Trust, (f) authorize the merger or consolidation of the Trust with or into any other business trust or entity (other than in accordance with SECTION 3.10 of the Indenture) or (g) amend the Certificate of Trust. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by such Certificateholders.

         SECTION 4.03. ACTION BY CERTIFICATEHOLDERS WITH RESPECT TO BANKRUPTCY. The Owner Trustee shall not have the power to commence a voluntary proceeding in a bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

         SECTION 4.04. RESTRICTIONS ON HOLDERS' POWER. The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Transaction Documents or would be contrary to the purpose of this Trust as set forth in SECTION 2.03, or so long as there are Notes outstanding, would be materially adverse to the interests of the Noteholders under any of the Transaction Documents nor shall the Owner Trustee be obligated to follow any such direction, if given.

         SECTION 4.05. MAJORITY CONTROL. Except as expressly provided herein, any action that may be taken by the Holders under this Agreement may be taken by Certificateholders of Trust Certificates evidencing not less than a majority of the Certificate Balance. Except as expressly provided herein, any written notice of the Holders delivered pursuant to this Agreement shall be effective if signed by the Holders of Trust Certificates evidencing not less than a majority of the Certificate Balance at the time of the delivery of such notice.

                                  ARTICLE FIVE

                           APPLICATION OF TRUST FUNDS;
                                 CERTAIN DUTIES

         SECTION 5.01. ESTABLISHMENT OF TRUST ACCOUNT. The Owner Trustee, for the benefit of the Certificateholders, shall establish or cause to be established and maintain in the name of the Trust an Eligible Account (the "CERTIFICATE DISTRIBUTION ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

         The Owner Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise expressly provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible Account, the Owner Trustee (or the Depositor on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Owner Trustee or an Affiliate thereof) shall within ten Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Certificate Distribution Account as an Eligible Account and shall transfer any cash and/or any investments to such new Certificate Distribution Account.

         SECTION 5.02.     APPLICATION OF TRUST FUNDS.

                  (a) On each Distribution Date, the Paying Agent will distribute to Certificateholders, on a pro rata basis, amounts deposited in the Certificate Distribution Account pursuant to SECTION 7.03 of the Sale and Servicing Agreement with respect to such Distribution Date.

                  (b) On each Distribution Date, the Owner Trustee shall send to each Certificateholder the statement or statements provided to the Owner Trustee by the Servicer pursuant to SECTION 9.06 of the Sale and Servicing Agreement with respect to such Distribution Date.

                  (c) In the event that any withholding tax is imposed on the Trust's payment (or allocation of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Holders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution, the Owner Trustee may in its sole discretion withhold such amounts in accordance with this paragraph (c).

         SECTION 5.03. METHOD OF PAYMENT. Subject to SECTION 9.01(c) respecting the final payment upon retirement of each Certificate, distributions required to be made to each Certificateholder of record on the related Record Date shall be made either (a) by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to the Distribution Date and such Certificateholder's Certificates in the aggregate evidence a denomination of not less than $1,000,000 or (b) by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register; PROVIDED that, unless Definitive Certificates have been issued pursuant to SECTION 3.13, with respect to Trust Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), distributions will made by wire transfer in immediately available funds to the account designated by such nominee.

         SECTION 5.04. NO SEGREGATION OF MONEYS; NO INTEREST. Subject to SECTIONS 5.01 and 5.02, moneys received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law or the Sale and Servicing Agreement and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

         SECTION 5.05. ACCOUNTING AND REPORTS TO THE CERTIFICATEHOLDERS, HOLDERS, THE INTERNAL REVENUE SERVICE AND OTHERS. The Owner Trustee shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis and the accrual method of accounting, (b) deliver to each Holder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Holder to prepare its federal and state income tax returns, (c) file such tax returns relating to the Trust (including a partnership information return, IRS Form 1065) and make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with SECTION 5.02(c) with respect to income or distributions to Holders. The Owner Trustee shall elect under SECTION 1278 of the Code to include in income currently any market discount that accrues with respect to the Contracts. The Owner Trustee shall not make the election provided under SECTION 754 or SECTION 761 of the Code.

         SECTION 5.06.     SIGNATURE ON RETURNS; TAX MATTERS PARTNER.

                  (a) The Depositor shall sign on behalf of the Trust the tax returns of the Trust.

                  (b) The Depositor shall be designated the "TAX MATTERS PARTNER" of the Trust pursuant to SECTION 6231(a)(7)(A) of the Code and applicable Treasury Regulations.

                                   ARTICLE SIX

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

         SECTION 6.01. GENERAL AUTHORITY. Subject to the provisions and limitations of SECTIONS 2.03 and 2.06, the Owner Trustee is authorized and directed to execute and deliver the Transaction Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Trust is to be a party and any amendment or other agreement, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Transaction Documents. The Owner Trustee is further authorized from time to time to take such action as the Administrator recommends with respect to the Transaction Documents.

         SECTION 6.02. GENERAL DUTIES. Subject to the provisions and limitations of SECTIONS 2.03 and 2.06, it shall be the duty of the Owner Trustee to discharge (or cause to be discharged through the Administrator) all of its responsibilities pursuant to the terms of this Agreement and the Transaction Documents to which the Trust is a party and to administer the Trust in the interest of the Holders, subject to the Transaction Documents and in accordance with the provisions of this Agreement. Without limiting the foregoing, the Owner Trustee shall on behalf of the Trust file and prove any claim or claims that may exist against Premier Auto Finance, Inc. in connection with any claims paying procedure as part of an insolvency or receivership proceeding involving Premier Auto Finance, Inc. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Transaction Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

         SECTION 6.03.     ACTION UPON INSTRUCTION.

                  (a) Subject to ARTICLE FOUR, in accordance with the terms of the Transaction Documents the Holders may by written instruction direct the Owner Trustee in the management of the Trust.

                  (b) The Owner Trustee shall not be required to take any action hereunder or under any other Transaction Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Transaction Document or is otherwise contrary to law.

                  (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any other Transaction Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Holders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Holders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement and the other Transaction Documents, as it shall deem to be in the best interests of the Holders, and shall have no liability to any Person for such action or inaction.

                  (d) In the event that the Owner Trustee is unsure as to the applicability of any provision of this Agreement or any other Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or in incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Holders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Transaction Documents, as it shall deem to be in the best interests of the Holders, and shall have no liability to any Person for such action or inaction.

         SECTION 6.04. NO DUTIES EXCEPT AS SPECIFIED IN THIS AGREEMENT OR IN INSTRUCTIONS. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or any document or written instruction received by the Owner Trustee pursuant to SECTION 6.03; and no implied duties or obligations shall be read into this Agreement or any other Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any other Transaction Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Trust Estate.

         SECTION 6.05. NO ACTION EXCEPT UNDER SPECIFIED DOCUMENTS OR INSTRUCTIONS. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the other Transaction Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to SECTION 6.03.

         SECTION 6.06. RESTRICTIONS. The Owner Trustee shall not take any action
(i) that is inconsistent with the purposes of the Trust set forth in SECTION
2.03 or (ii) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal or state income tax purposes. The Holders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

         SECTION 6.07. BANKRUPTCY LIMITATIONS. The Depositor shall not, without the affirmative vote of each of the directors of the Depositor (which must include the affirmative vote of at least one duly appointed Independent Director as defined in the Certificate of Incorporation of the Depositor) (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Depositor or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any entity action in furtherance of the actions set forth in clauses (A) through (F) above; provided, however, that no director may be required by any shareholder of the Depositor to consent to the institution of bankruptcy or insolvency proceedings against the Depositor so long as it is Solvent.

                                  ARTICLE SEVEN

                          CONCERNING THE OWNER TRUSTEE

         SECTION 7.01. ACCEPTANCE OF TRUSTS AND DUTIES. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Transaction Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any other Transaction Document under any circumstances, except (i) for its own willful misconduct or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in SECTION 7.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                  (a) the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

                  (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or with the consent of Certificateholders of more than 50% of the Certificate Balance;

                  (c) no provision of this Agreement or any other Transaction Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Transaction Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                  (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Notes;

                  (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, or for or in respect of the validity or sufficiency of the Transaction Documents, other than the certificate of authentication on the Trust Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Holder, other than as expressly provided for herein or expressly agreed to in the Transaction Documents;

                  (f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Depositor, the Indenture Trustee or the Servicer under any of the Transaction Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the other Transaction Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer or the Depositor under the Sale and Servicing Agreement; and

                  (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Transaction Document, at the request, order or direction of the Holders, unless such Holders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Transaction Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

         SECTION 7.02. FURNISHING OF DOCUMENTS. The Owner Trustee shall furnish to the Holders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents.

         SECTION 7.03. REPRESENTATIONS AND WARRANTIES. The Owner Trustee hereby represents and warrants to the Depositor and the Holders that:

                  (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the United States. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                  (b) It has taken all corporate action necessary to authorize the execution an delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                  (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or result in the creation or imposition of any lien, charge or encumbrance on the Trust Estate resulting from actions by or claims against the Owner Trustee individually which are unrelated to this Agreement or the other Transaction Documents.

                  (d) The execution, delivery and performance by the Owner Trustee of this Agreement does not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware or the United States of America regulating the corporate trust activities of the Owner Trustee.

                  (e) This Agreement has been duly authorized, executed and delivered by the Owner Trustee and shall constitute the legal, valid, and binding agreement of the Owner Trustee, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization and other laws affecting the rights of creditors generally, and by general principles of equity regardless of whether enforcement is pursuant to proceeding in equity or at law.

         SECTION 7.04. RELIANCE; ADVICE OF COUNSEL.

                  (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

                  (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Transaction Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into by any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such persons.

         SECTION 7.05. NOT ACTING IN INDIVIDUAL CAPACITY. Except as provided in this Article Seven, in accepting the trusts hereby created, Chase Manhattan Bank USA, National Association acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any other Transaction Document shall look only to the Trust Estate for payment or satisfaction thereof.

         SECTION 7.06. OWNER TRUSTEE NOT LIABLE FOR TRUST CERTIFICATES, NOTES OR CONTRACTS. The recitals contained herein and in the Trust Certificates (other than the signature and countersignature of the Owner Trustee and the certificate of authentication on the Trust Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, any other Transaction Document or the Trust Certificates (other than the signature and countersignature of the Owner Trustee and the certificate of authentication on the Trust Certificates) or the Notes, or of any Contract or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Contract, or the perfection and priority of any security interest created by any Contract in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation, the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Contract on any computer or other record thereof; the validity of the assignment of any Contract to the Trust or of any intervening assignment; the completeness of any Contract; the performance or enforcement of any Contract; the compliance by the Depositor or the Servicer with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation; or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

         SECTION 7.07. OWNER TRUSTEE MAY OWN TRUST CERTIFICATES AND NOTES. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Trust Certificates or Notes and may deal with the Depositor, the Administrator, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

                                  ARTICLE EIGHT

                          COMPENSATION OF OWNER TRUSTEE

         SECTION 8.01. OWNER TRUSTEE'S FEES AND EXPENSES. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon and which shall be paid consistent with SECTION 7.03(a) of the Sale and Servicing Agreement. Additionally, the Owner Trustee shall be entitled to be reimbursed by the Servicer for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

         SECTION 8.02. INDEMNIFICATION. The Servicer shall be liable as primary obligor for, and shall indemnify the Owner Trustee and its successors, assigns and servants (collectively, the "INDEMNIFIED PARTIES") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "EXPENSES") which may at any time be imposed on, incurred by or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the other Transaction Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Servicer shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of SECTION
7.01. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement or a Service Transfer pursuant to SECTION 8.03 of the Sale and Servicing Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Servicer, which approval shall not be unreasonably withheld.

         SECTION 8.03. PAYMENTS TO THE OWNER TRUSTEE. Any amounts paid to the Owner Trustee pursuant to this Article shall be deemed not to be a part of the Trust Estate immediately after such payment.

                                  ARTICLE NINE

                         TERMINATION OF TRUST AGREEMENT

         SECTION 9.01. TERMINATION OF TRUST AGREEMENT.

                  (a) This Agreement (other than Article Eight) and the Trust shall terminate and be of no further force or effect upon the earlier of
(i) final distribution by the Owner Trustee of all moneys or other property or proceeds of the Trust Estate in accordance with terms of the Indenture, the Sale and Servicing Agreement and Article Five and (ii) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof. The bankruptcy, liquidation, dissolution, death or incapacity of any Holder, shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Holder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

                  (b) Except as provided in SECTION 9.01(a), neither the Depositor nor any Holder shall be entitled to revoke or terminate the Trust.

                  (c) Notice of any termination of the Trust, specifying the Distribution Date upon which Certificateholders shall surrender their Trust Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to SECTION 10.01 of the Sale and Servicing Agreement, stating (i) the Distribution Date upon or with respect to which final payment of the Trust Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of the Owner Trustee or the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Owner Trustee or the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Trust Certificates, the Owner Trustee or the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to SECTION 5.02.

                  (d) In the event that all of the Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor.

                  (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of SECTION 3810 of the Business Trust Statute.

                                   ARTICLE TEN

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

         SECTION 10.01. ELIGIBILITY REQUIREMENTS FOR OWNER TRUSTEE. The Owner Trustee shall at all times be a corporation satisfying the provisions of SECTION 3807(a) of the Business Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) a rating of at least Baa3 by Moody's. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in SECTION 10.02.

         SECTION 10.02. RESIGNATION OR REMOVAL OF OWNER TRUSTEE. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of SECTION 10.01 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator, may remove the Owner Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to SECTION 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each Rating Agency.

         SECTION 10.03. SUCCESSOR OWNER TRUSTEE. Any successor Owner Trustee appointed pursuant to SECTION 10.02 shall execute, acknowledge and deliver to the Administrator, and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to SECTION 10.01.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice thereof to all Certificateholders, the Indenture Trustee, the Noteholders and each Rating Agency. If the Administrator shall fail to mail such notice within ten days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

         SECTION 10.04. MERGER OR CONSOLIDATION OF OWNER TRUSTEE. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; PROVIDED, that such corporation shall be eligible pursuant to SECTION 10.01 and, PROVIDED, FURTHER, that the Owner Trustee shall mail notice of such merger or consolidation to each Rating Agency.

         SECTION 10.05. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Administrator and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to SECTION 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to SECTION 10.03.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (a) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (b) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (c) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

         SECTION 11.01. SUPPLEMENTS AND AMENDMENTS.

                  (a) This Agreement may be amended from time to time by the Depositor and the Owner Trustee, with notice to the Rating Agencies, but without the consent of the Trustees or any of the Securityholders, to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein which may be ambiguous or inconsistent with any other provisions herein or in any other Transaction Document, as the case may be, or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel, materially and adversely affect the interests of any Securityholder.

                  (b) This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with the consent of Certificateholders of more than 50% of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; PROVIDED, HOWEVER, that no such amendment or waiver shall
(x) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Contracts or distributions which are required to be made on any

Note or Certificate, (y) change the interest rate on any Notes or Certificates which such change adversely affects the priority of payment of principal or interest made to the Noteholders or Certificateholders or (z) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Noteholders and Certificateholders then outstanding; and PROVIDED, FURTHER, that no such amendment or consent shall be effective unless each Rating Agency delivers written confirmation that such amendment or consent will not cause its then-current rating on any class of Notes or the Certificates to be qualified, reduced or withdrawn.

                  (c) The consent of any Holder of a Note or Trust Certificate given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holders and on all future Holder of such Note or Trust Certificate, as the case may be, issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made thereon

                  (d) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent, together with a copy thereof, to the Indenture Trustee, the Administrator and each Rating Agency.

                  (e) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder. It shall not be necessary for the consent of Certificateholders, Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Transaction Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

                  (f) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

                  (g) Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 11.02. NO LEGAL TITLE TO TRUST ESTATE IN HOLDERS. The Holders shall not have legal title to any part of the Trust Estate. The Holders shall be entitled to receive distributions with respect to their undivided ownership interest herein only in accordance with Articles Five and Nine. No transfer, by operation of law or otherwise, of any right, title or interest of the Holders to and in their ownership interest in the Trust Estate shall operate to terminate this

Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

         SECTION 11.03. LIMITATIONS ON RIGHTS OF OTHERS. Except for SECTION 2.07, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Holders, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement (other than SECTION 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 11.04. NOTICES. All notices, demands, certificates, requests and communications hereunder ("NOTICES") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

                           (i)      If to the Servicer or Seller:

                                    Premier Auto Finance, Inc.
                                    230 West Monroe Street
                                    Chicago, Illinois 60606
                                    Attention:  Charles Bradford Wolfe
                                    Telecopier No.: 312/456-1068

                           (ii)     If to the Depositor:

                                    Dealer Auto Receivables Corporation
                                    230 West Monroe Street
                                    Chicago, Illinois  60606
                                    Attention:  Charles Bradford Wolfe
                                    Telecopier No.: 312/456-1068

                           (iii)    If to the Indenture Trustee:

                                    The Bank of New York
                                    101 Barclay Street, 12-E
                                    New York, New York
                                    Attention: ABS Department
                                    Telecopier No.: 212/815-5544

                           (iv)     If to the Owner Trustee:

                                    Chase Manhattan Bank USA, National
                                        Association
                                    1201 Market Street

                                    Wilmington, Delaware 19801
                                    Attention: Corporate Trustee Administration
                                               Department
                                    Telecopier No.: 302/984-4903

                           (v)      If to Moody's:

                                    Moody's Investors Service, Inc.
                                    99 Church Street
                                    New York, New York 10007
                                    Attention: ABS Monitoring Department
                                    Telecopier No.: (212) 553-0344

                           (vi) If to Standard & Poor's:

                                    Standard & Poor's Ratings Services, a
                                        division of The McGraw Hill Companies
                                    25 Broadway
                                    New York, New York 10041
                                    Telecopier No.: (212) 208-1582

                           (vii) If to the Underwriters:

                                    Chase Securities Inc.
                                    270 Park Avenue
                                    New York, New York 10017
                                    Attention: General Counsel
                                    Telecopier No.: (212) 270-7473

           Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

         SECTION 11.05. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Trust Certificates or the rights of the Holders thereof.

         SECTION 11.06. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         SECTION 11.07. SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor, and the Owner Trustee and their respective successors and permitted assigns and each Holder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Holder shall bind the successors and assigns of such Holder.

         SECTION 11.08. NO PETITION.

                  (a) The Depositor will not at any time institute against the Trust any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the other Transaction Documents.

                  (b) The Owner Trustee, by entering into this Agreement, each Certificateholder, by accepting a Trust Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor, or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the other Transaction Documents.

         SECTION 11.09. NO RECOURSE. Each Certificateholder by accepting a Trust Certificate acknowledges that such Certificateholder's Trust Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Servicer, the Seller, the Administrator, the Owner Trustee, the Indenture Trustee or any of the respective Affiliates and no recourse may be had against such parties or their assets, except as my be expressly set forth or contemplated in this Agreement, the Trust Certificates or the other Transaction Documents.

         SECTION 11.10. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 11.11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.12. TRUST CERTIFICATE TRANSFER RESTRICTIONS. The Trust Certificates may not be acquired by or for the account of a Benefit Plan. By accepting and holding a Trust Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan nor will it hold such Trust Certificate for the account of a Benefit Plan. By accepting and holding a Trust Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

         SECTION 11.13. DISCLAIMER AND SUBORDINATION. Each Certificateholder by accepting a Trust Certificate acknowledges and agrees that such Trust Certificate represents an equity interest in the Trust only and does not represent an interest in any assets of the Depositor (including by virtue of any deficiency claim in respect of obligations not paid or otherwise satisfied from the Trust Assets and proceeds thereof). In furtherance of and not in derogation of the foregoing, to the extent the Depositor enters into other securitization transactions as contemplated in SECTION 6.01(c) of the Sale and Servicing Agreement, each Certificateholder by accepting a Trust Certificate acknowledges and agrees that it shall have no right, title or interest in or to any assets (or interests therein) (other than Trust Assets) conveyed or purported to be conveyed by the Depositor to another securitization trust (i.e., other than the Issuer) or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a Lien) ("Other Assets"). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this subsection, any Certificateholder either (i) asserts an interest in or claim to, or benefit from, Other Assets, whether asserted against or through the Depositor or any other Person owned by the Depositor, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of any applicable insolvency laws or otherwise (including without limitation by virtue of Section 1111(b) of the federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through the Depositor or any other Person owned by the Depositor, then each Certificateholder by accepting a Trust Certificate further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Depositor which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution or application under applicable law, including any applicable insolvency laws, and whether asserted against the Depositor or any other Person owned by the Depositor), including, without limitation, the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Certificateholder further acknowledges and agrees that no adequate remedy at law exists for a breach of this SECTION 11.13 and that the terms and provisions of this SECTION 11.13 may be enforced by an action for specific performance.

                            [signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                  DEALER AUTO RECEIVABLES CORP.

                                  as Depositor

                                  By:           /s/ Charles Bradford Wolfe
                                     -----------------------------------------
                                  Printed Name:     Charles Bradford Wolfe
                                              --------------------------------
                                  Title: EVP & CFO
                                       --------------------------------------

                                  CHASE MANHATTAN BANK USA, NATIONAL
                                  ASSOCIATION, as Owner Trustee

                                  By:          /s/ Denis Kelly
                                     -----------------------------------------
                                  Printed Name:    Denis Kelly
                                              --------------------------------
                                  Title:  Assistant Vice President
                                        --------------------------------------

                                    EXHIBIT A

                         FORM OF CERTIFICATE OF TRUST OF
                   Dealer Auto Receivables Owner Trust 2000-1

                  This Certificate of Trust of Dealer Auto Receivables Owner Trust 2000-1 (the "TRUST"), dated July 13, 2000, is being duly executed and filed by Chase Manhattan Bank USA, National Association, a Delaware banking corporation, as Owner Trustee, to form a business trust under the Delaware Business Trust Act (12 DEL. CODE, Section 3801 ET SEQ.)(the "ACT").

                  1. NAME. The name of the business trust formed hereby is Dealer Auto Receivables Owner Trust 2000-1

                  2. DELAWARE TRUSTEE. The name and business address of the Owner Trustee of the Trust in the State of Delaware is Chase Manhattan Bank USA, National Association, 1201 Market Street, Wilmington, Delaware 19891 (Attn:
Corporate Trustee Administration Department).

                  3. EFFECTIVE DATE. This Certificate of Trust shall be effective upon the filing with the Secretary of State of the State of Delaware.

                  IN WITNESS WHEREOF, the undersigned, being the sole Owner Trustee of the Trust, has executed this Certificate of Trust in accordance with
Section 3811(a) of the Act as of the date first above written.

                                  CHASE MANHATTAN BANK USA, NATIONAL
                                  ASSOCIATION, not in its individual capacity but solely as Owner Trustee

                                  By:___________________________________________

                                  Printed Name:_________________________________

                                  Title:________________________________________

                                    EXHIBIT B

                            FORM OF TRUST CERTIFICATE

[TO BE INSERTED ON CEDE & CO. CERTIFICATE -

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THIS TRUST CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE NOTES TO THE EXTENT DESCRIBED IN THE SALE AND SERVICING AGREEMENT AND INDENTURE REFERRED TO HEREIN.

THIS TRUST CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN DEALER AUTO RECEIVABLES CORP., PREMIER AUTO FINANCE, INC. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE TRUST AGREEMENT.

                   DEALER AUTO RECEIVABLES OWNER TRUST 2000-1

NO. 1                                           Initial Trust Certificate
                                                Principal Balance $13,175,591.56
                                                Fractional Interest 100.00%

         THIS CERTIFIES THAT Cede & Co. is the registered owner of equity $13,175,591.56 nonassessable, fully-paid, fractional undivided interest in the Dealer Auto Receivables Owner Trust 2000-1 (the "TRUST") formed by Dealer Auto Receivables Corp., a Delaware corporation (the "DEPOSITOR").

         The Trust was created pursuant to a Trust Agreement, dated as of July 13, 2000 (as amended and supplemented from time to time, the "TRUST AGREEMENT"), between Dealer Auto Receivables Corp. as Depositor (the "DEPOSITOR") and Chase Manhattan Bank USA, National Association, as owner trustee (the "OWNER TRUSTEE"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in (i) the Trust Agreement, (ii) the Sale and Servicing Agreement, dated as of August 24, 2000 (the "SALE AND SERVICING AGREEMENT"), among the Trust, the Depositor, Premier Auto Finance, Inc., as Servicer (in such capacity, the "SERVICER") and The Bank of New York, as Indenture Trustee (the "Indenture Trustee") or (iii) the Indenture, dated as of August 24, 2000 (the "INDENTURE"), between the Trust and the Indenture Trustee.

         This Trust Certificate is one of the duly authorized Trust Certificates designated as "7.93% DEALER AUTO RECEIVABLES ASSET-BACKED CERTIFICATES" (the "TRUST CERTIFICATES"). Also issued under the Indenture are five classes of notes designated as "6.69% DEALER AUTO RECEIVABLES ASSET-BACKED NOTES, CLASS A-1," "7.01% DEALER AUTO RECEIVABLES ASSET-BACKED NOTES, CLASS A-2," "7.07% DEALER AUTO RECEIVABLES ASSET-BACKED NOTES, CLASS A-3," "7.12% DEALER AUTO RECEIVABLES ASSET-BACKED NOTES, CLASS A-4" and "7.46% DEALER AUTO RECEIVABLES ASSET-BACKED NOTES, CLASS B" (collectively, the "NOTES"). This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Trust Certificate by virtue of its acceptance hereof assents and by which such Holder is bound. The property of the Trust includes, among other things, (i) all the right, title and interest of the Depositor in and to the Contracts listed on the List of Contracts in effect on the Closing Date (including, without limitation, all security interests and all rights to receive scheduled payments and prepayments which are collected pursuant thereto on or after the Cutoff Date, including any liquidation proceeds therefrom, but excluding any rights to receive scheduled payments due on or after, but received prior to, the Cutoff Date), (ii) all security interests in each Financed Vehicle, (iii) all rights of the Depositor to proceeds from any claims on theft, physical damage, credit life or disability insurance or other individual insurance policy relating to any such Contract, an Obligor or a Financed Vehicle securing such Contract, (iv) all documents contained in the related Contract Files, (v) all rights (but not the obligations) of the Depositor against any originating dealer or other third party (i.e. the originators of the Contracts) under any agreements between the Seller and such originating dealers or other third party, (vi) all rights of the Depositor in the Lockbox, the Lockbox Account, related Lockbox Agreement, the Concentration Account and Concentration Account Agreement to the extent they relate to such Contracts, (vii) any rebates of premiums and other amounts relating to insurance policies, extended service contracts, other repair agreements or any other items financed under such Contract, (viii) all rights (but not the obligations) of the Depositor under the Transfer and Sale Agreement, including but not limited to the Depositor's rights under ARTICLE V thereof, (ix) all rights of the Depositor under the Performance Guarantee, (x) the remittances, deposits and payments made into the Trust Accounts from time to time and amounts in the Trust Accounts (other than the Reserve Fund) from time to time (and any investments of such amounts), and (xi) all proceeds and products of the foregoing.

         Under the Trust Agreement, there will be distributed on the 15th day of each month or if such day is not a Business Day the next succeeding Business Day commencing September 15, 2000 (each, a "DISTRIBUTION DATE") and ending no later than the Distribution Date in January, 2007 to the person in whose name this Trust Certificate is registered as of the last Business Day immediately preceding the calendar month in which such Distribution Date occurs (each, a "RECORD DATE"), such Certificateholder's fractional undivided interest in the amount to be distributed to Certificateholders on such Distribution Date.

         The holder of this Trust Certificate acknowledges and agrees that its rights to receive distributions in respect of this Trust Certificate are subordinated to the rights of the Noteholders to the extent described in the Sale and Servicing Agreement and the Indenture.

         It is the intent of the Seller, the Servicer, the Depositor, Owner Trustee, Indenture Trustee and the Certificateholders that, for purposes of federal income, state and local income and single business tax and any other income taxes, the Trust will be treated as a partnership and the Certificateholders (including the Depositor) will be treated as partners in that partnership. The Depositor and the other Certificateholders, by acceptance of a Trust Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Trust Certificates for such tax purposes as partnership interests in the Trust and the Certificateholders (including the Depositor) as partners in that partnership.

         Each Certificateholder, by its acceptance of a Trust Certificate or beneficial interest in a Trust Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust or the Depositor, or join in any institution against the Trust or the Depositor, or the Servicer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the other Transaction Documents.

         Distributions on this Trust Certificate will be made as provided in the Trust Agreement by the Owner Trustee or its Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Trust Certificate or the making of any notation hereon, except that with respect to Trust Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Trust Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Trust Certificate at the office or agency maintained for that purpose by the Owner Trustee in the City of New York, New York.

         Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Trust Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or any other Transaction Document or be valid for any purpose.

         THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                            [REVERSE OF CERTIFICATE]

         The Trust Certificate does not represent an obligation of, or an interest in the Depositor, Premier Auto Finance, L.P., as the Seller or Premier Auto Finance, Inc., as the Servicer, the Owner Trustee, the Indenture Trustee or any of their respective Affiliates and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the other Transaction Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Contracts and certain other amounts, in each case as more specifically set forth herein and in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of Noteholders of more than 50% of the aggregate principal amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, or, if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes outstanding, with the consent of Noteholders of more than 50% of the aggregate principal amount of the Class B Notes, or, if there are no Notes outstanding, with the consent of Certificateholders of more than 50% of the Certificate Balance. Any such consent by the Holder of this Trust Certificate shall be conclusive and binding on such Holder and on all future Holders of this Trust Certificate and of any Trust Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Trust Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Trust Certificates.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Trust Certificate is registerable in the Certificate Register upon surrender of this Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar in Chicago, Illinois executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Trust Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is The Chase Manhattan Bank.

         Except as provided in the Trust Agreement, the Trust Certificates are issuable only as registered Trust Certificates without coupons in denominations of $1,000 and in integral multiples of $1,000 in excess thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Owner Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Trust Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the deposition of all property held as part of the Trust Estate. The Seller may at its option purchase the Trust Estate at a price specified in the Sale and Servicing Agreement, and such purchase of the Contracts and other property of the Trust will affect early retirement of the Trust Certificates; however, such right of purchase is exercisable only as of any Distribution Date on which the unpaid Aggregate Principal Balance is less than 10% of the Aggregate Principal Balance as of the Cutoff Date.

         The Trust Certificates may not be acquired by a Benefit Plan. By accepting and holding this Trust Certificate, the Holder hereof or, in the case of Book-Entry Trust Certificate, by accepting a beneficial interest in this Trust Certificate, the related Certificate Owner, shall be deemed to have represented and warranted that it is not a Benefit Plan and is not acquiring this Trust Certificate or an interest therein for the account of such an entity.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Trust Certificate to be duly executed.

Dated:   August 24, 2000            DEALER AUTO RECEIVABLES OWNER
                                    TRUST 2000-1

                                    By:      CHASE MANHATTAN BANK USA, NATIONAL
                                             ASSOCIATION, not in its individual
                                             capacity but solely as Owner
                                             Trustee

                                    By:_________________________________
                                            Authorized Signatory

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Trust Certificates referred to in the within-mentioned Trust Agreement.

CHASE MANHATTAN BANK USA,
NATIONAL ASSOCIATION
not in its individual capacity
but solely as Owner Trustee

By:_______________________________
         Authorized Signatory

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE




(Please print or type name and address, including postal zip code, of assignee)


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the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


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to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:__________________

Signature Guaranteed:

-----------------------------------       --------------------------------------
NOTICE: Signature(s) must be              NOTICE: The signature to this
guaranteed by an eligible guarantor       assignment must correspond with the
institution.                              name of the registered owner as it
                                          appears on the face of the within
                                          Trust Certificate in every particular,
                                          without alteration or enlargement or
                                          any change whatever.